EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF GRAPHITE CORP.

In connection with the accompanying Quarterly Report on Form 10-Q of Graphite Corp. for the quarter ended March 31, 2014, the undersigned, Brian Goss, President, principal executive officer, principal accounting officer and principal financial officer, of Graphite Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 fairly presents, in all material respects, the financial condition and results of operations of Graphite Corp.

Date: May 15, 2014	By:	/s/ Brian Goss
Brian Goss
President (principal executive officer, principal accounting officer and principal financial officer)